SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         _______________________________
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2004


                        CHESAPEAKE UTILITIES CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                  DELAWARE         001-11590         51-0064146
                  --------         ---------         ----------
              (State or other     (Commission     (I.R.S. Employer
              jurisdiction  of        File        Identification No.)
              incorporation or       Number)
               organization)


                909 SILVER LAKE BOULEVARD, DOVER, DELAWARE 19904
                ------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                 (302) 734-6799
                                 --------------
              (Registrant's Telephone Number, including Area Code)


         _______________________________________________________________
               (Former name, former address and former fiscal year,
                          if changed since last report.)

ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

On November 5, 2004, the Company issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.



ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c) Exhibit 99.1 - Press Release of Chesapeake Utilities Corporation, dated November 5, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Chesapeake  Utilities  Corporation



/s/  Michael  P.  McMasters
---------------------------
     Michael  P.  McMasters
     Senior  Vice  President  and  Chief  Financial  Officer


Date:  November  5,  2004